SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

          DEVELOPED TECHNOLOGY RESOURCE, INC., A MINNESOTA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                       DEVELOPED TECHNOLOGY RESOURCE, INC.
                           7300 METRO BLVD., SUITE 550
                             EDINA, MINNESOTA 55439
                               (PH: 612-820-0022)
                              ---------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 14, 1998


To the Shareholders of
Developed Technology Resource, Inc.

         The Annual Meeting of the Shareholders of Developed Technology Resource, Inc. (the "Company" or "DTR"), will be held on Tuesday, April 14, 1998, at 3:30 p.m. CST, at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota 55402, for the following purposes:

1.       To elect three directors of the Company.

2. To ratify the appointment of Deloitte & Touche LLP as independent auditors.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on February 13, 1998, as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

         A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE ENCLOSED ENVELOPE IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                           By Order of the Board of Directors

                                           /s/ LeAnn H. Davis

                                           LeAnn H. Davis
                                           Secretary and Chief Financial Officer
Edina, Minnesota U.S.A.
March 17, 1998

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

         Please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which is addressed for your convenience.

                         PLEASE MAIL YOUR PROXY PROMPTLY

                       DEVELOPED TECHNOLOGY RESOURCE, INC.
                           7300 METRO BLVD., SUITE 550
                             EDINA, MINNESOTA 55439
                            TELEPHONE (612) 820-0022
                              ---------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 14, 1998
                              ---------------------

                               GENERAL INFORMATION

         This proxy statement is furnished to shareholders by the Board of Directors of Developed Technology Resource, Inc. (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Tuesday, April 14, 1998, at 3:30 p.m. CST, at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota 55402, and at all adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

         Shareholders may revoke proxies before exercise by submitting a subsequently dated proxy or by voting in person at the Annual Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the meeting to elect as directors the three nominees listed thereon. This proxy statement and the enclosed proxy are being mailed to the shareholders of Developed Technology Resource, Inc. on or about March 17, 1998.

         The Company will be providing without charge to each stockholder a copy of Form 10-KSB for the fiscal year ended October 31, 1997, including the financial statements and schedules thereto, filed with the Securities and Exchange Commission, and this proxy in March. If a stockholder requests copies of any exhibits of such Form 10-KSB, the Company may require the payment of a fee covering its reasonable expenses. A written request should be addressed to the Company at the address shown above.

         The cost of soliciting proxies, including their preparation, assembly, and mailing, will be borne by the Company. In addition to the solicitation of proxies by use of the U.S. Postal Service, certain officers and regular employees who will receive no extra compensation for their services may solicit proxies in person or by telephone or facsimile. The Company may reimburse brokerage firms and others for expenses in forwarding solicitation materials to the beneficial owners of Common Stock.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on February 13, 1998, there were outstanding 805,820 shares of Common Stock, par value $.01 per share, which is the only outstanding class of stock of the Company. Each share is entitled to one vote. As provided in the Articles of Incorporation of the Company, there is no right of cumulative voting. All matters being voted upon by the shareholders require a majority vote of the shares represented at the Annual Meeting either in person or by proxy.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote constitutes a quorum for the transaction of business. Shares voted as abstentions on any matter (or a "withhold authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. If a broker submits a proxy that indicates the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.

                           PRINCIPAL SHAREHOLDERS AND
                              MANAGEMENT OWNERSHIP

         The following table contains information as of February 13, 1998, concerning the beneficial ownership of the Company's Common Stock by persons known to the Company to beneficially own more than 5% of the Common Stock, by each director, by each executive officer named in the Summary Compensation Table, and by all current and nominated directors and executive officers as a group. Shares reported as beneficially owned include those for which the named persons may exercise voting power or investment power, and all shares owned by persons having sole voting and investment power over such shares unless otherwise noted. The number of shares reported as beneficially owned by each person as of February 13, 1998, includes the number of shares that such person has the right to acquire within 60 days of that date, such as through the exercise of stock options or warrants that are exercisable within that period.

                                       AMOUNT AND NATURE
NAME AND ADDRESS OF BENEFICIAL OWNER   OF BENEFICIAL OWNER   PERCENTAGE OWNED(A)
------------------------------------   -------------------   -----------------

    Vladimir Drits                            71,335 (1)              7.6%
    11901 Meadow Lane West
    Minnetonka, MN  55305

    Erlan Sagadiev                            55,000 (2)              5.8%
    7300 Metro Blvd, Suite 550
    Edina, MN  55439

    Roger W. Schnobrich (B)                   30,700 (3)              3.3%
    222 South Ninth Street
    Suite 3200
    Minneapolis, MN  55402

    John P. Hupp (B, C)                       55,500 (4)              5.9%
    7300 Metro Blvd, Suite 550
    Edina, MN  55439

    Peter L. Hauser (B)                       47,736 (5)              5.1%
    2820 IDS Tower
    Minneapolis, MN  55402

    Beneficial Owners of 5% or more,         260,271                 27.5%
    Officers and Directors as a group

    All current directors and officers       133,936                 14.2%
    as a group (4 people)


(A) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, current directors, and holders of 5% or more of the Company's issued and outstanding Common Stock is 944,320 shares. Does not assume the exercise of any other options or warrants.

(B)      Designates a Director of the Company.

(C)      Designates an Executive Officer of the Company.

(1) Includes 23,335 shares of Common Stock gifted by Mr. Drits to his spouse and children.

(2) Includes presently exercisable options for the purchase of 55,000 shares at $1.22 per share issued under terms of the 1992 Stock Option Plan as Amended September 30, 1996.

(3) Includes presently exercisable options for the purchase of 15,000 shares at $1.50 per share.

(4) Includes presently exercisable options for the purchase of 55,000 shares at $1.22 per share issued under terms of the 1992 Stock Option Plan as Amended September 30, 1996.

(5) Includes 4,236 shares held in IRA for the benefit of Mr. Hauser. Includes presently exercisable warrants for the purchase of 13,500 shares at $18 per share issued in 1993 under terms of the Company's initial public offering.


                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors shall be as fixed from time to time by resolution of the shareholders, subject to increase by the Board of Directors. The Board is authorized to fill vacancies resulting from increases in the size of the Board or otherwise. Currently there are three directors.

         The Board of Directors has nominated for election the Directors named below. Each of the nominees is currently a director of the Company whose current term expires at the 1998 Annual Meeting. Unless authority is withheld, the proxies will be voted FOR these nominees to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and have been qualified. If any one of the nominees is unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors, but in no event will proxies be voted for more than three nominees. The Board of Directors is unaware of any reason why the nominees would not be available for election or, if elected, would not be able to serve.


OFFICERS AND DIRECTORS

The following table sets forth the current and proposed directors and executive officers of the Company, their ages and positions with the company as of February 13, 1998:


              NAME                        AGE               POSITION
              ----                        ---               --------

    Peter L. Hauser(1)(2)                  56             Director

    Roger W. Schnobrich(1)(2)              68             Director

    John P. Hupp                           38             Director, President

    LeAnn H. Davis                         28             Chief Financial
                                                          Officer, Secretary


(1)      Member of the Compensation Committee.

(2)      Member of the Audit Committee.

         Pursuant to an Underwriting Agreement dated April 23, 1993 between the Company and Equity Securities Trading Co., Inc. ("Equity Securities"), in connection with the Company's initial public offering, the Company granted Equity Securities the right until April 1998 to nominate one member who is reasonably satisfactory to the Company for election to the Company's Board of Directors. While maintaining the right to do so in the future, Equity Securities has not exercised its right to nominate a member to the board for this election.

         Each nominee, if elected, will serve until the 1999 Annual Meeting of Shareholders and until a successor has been elected and duly qualified or until the director's earlier resignation or removal.

         Mr. Hauser has been a director of the Company since October 1993. Since 1977, he has been employed by Equity Securities Trading Co., Inc., a Minneapolis-based brokerage firm, and is currently a vice president and principal.

         Mr. Schnobrich has been a director of the Company since October 1993. He is a partner with Hinshaw & Culbertson, a Minneapolis law firm which serves as legal counsel to the Company. Until 1997, he was an owner and attorney with Popham, Haik, Schnobrich & Kaufman, Ltd., a Minneapolis-based law firm which he co-founded in 1960. He also serves as a director of Rochester Medical Corporation, a company that develops, manufactures and markets improved, latex free, disposable urological catheters.

         Mr. Hupp has been the Company's President since June 1995, and a director since April 1996. He was Corporate Secretary from July 1994 until September 1997, and was Director of Legal Affairs from July 1993 to June 1995. From June 1992 until June 1993, Mr. Hupp was President of Magellan International Ltd., which marketed on-line and hard copy information for a Russian information company. From March to June 1992, he served as Of Counsel for the law firm of Hale & Dorr, establishing the firm's Moscow office. His work included negotiating and establishing joint ventures for clients. From September 1990 to January 1992, Mr. Hupp was Senior Project Manager and Corporate Counsel with Management Partnership International, Ltd. (MPI). Prior to his work at MPI, Mr. Hupp was a trial lawyer for the firms Bollinger & Ruberry and Pretzel & Stouffer in Chicago for six years. Mr. Hupp received a J.D. Degree from the University of Illinois College of Law and a B.A. degrees in Russian Area Studies and Political Science. Mr. Hupp has intensive language training from the Leningrad State University in St. Petersburg, Russia.

         LeAnn H. Davis, CPA was employed by the Company as the Controller on July 7, 1997 and on September 25, 1997 was named Chief Financial Officer and Corporate Secretary. Prior to joining the Company, Ms. Davis worked as CFO of Galaxy Foods Company in Orlando, Florida from December 1995 to June 1997. From 1994 to 1995, she was a senior auditor for Coopers and Lybrand LLP in Orlando, FL. From 1992 to 1994, she worked for the local public accounting firm of Pricher and Company in Orlando as a senior auditor and tax accountant. Prior to 1992, Ms. Davis worked for Arthur Andersen LLP as a staff auditor. Ms. Davis earned a BS in Business Administration and a BS in Accounting from Palm Beach Atlantic College in West Palm Beach, Florida in May 1990 and a Masters in Accounting from Florida State University, Tallahassee, Florida in August 1991.

         Each Executive Officer of the Company is elected or appointed by the Board of Directors of the Company and holds office until a successor is elected, or until the earlier of death, resignation or removal.

         To the knowledge of the Company, no executive officer or director of the Company is a party adverse to the Company or has material interest adverse to the Company in any legal proceeding.

         The information given in this Proxy Statement concerning the Directors is based upon statements made or confirmed to the Company by or on behalf of such Directors, except to the extent that such information appears in its records.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS.


MEETINGS OF THE BOARD AND COMMITTEES

         The Board of Directors held four formal meetings during fiscal 1997 and adopted certain resolutions by written minutes of action. The Board of Directors has two standing committees; an audit committee and a compensation committee. All directors attended all of the formal meetings. The Audit Committee is responsible for reviewing the services rendered by the Company's independent auditors and the accounting standards and principles followed by the Company. The Audit Committee held one meeting during fiscal 1997, which was attended by all Committee members. The Compensation Committee is responsible for making recommendations to the Board of Directors regarding the salaries and compensation of the Company's executive officers. The Compensation Committee met four times during fiscal 1997.


CERTAIN TRANSACTIONS

         The law firm of Hinshaw & Culbertson provides legal services to the Company. Roger Schnobrich, a director of the Company, is a partner in the firm.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's Officers and Directors, and persons who own more than 10 percent of the registered class of the Company's equity securities to file reports of ownership on Forms 3, 4, and 5 with the SEC. Officers, Directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4, and 5 they file.

         Based upon the Company's review of Forms 5 furnished to the Company with respect to its fiscal year ended October 31, 1997, each of the following directors, officers or beneficial owners of more than 10 percent of the Company's Common Stock filed a Form 5 reporting previously unreported transactions which were reportable, or previously unreported holdings which became reportable, during such fiscal year: LeAnn H. Davis. This officer reported the holdings which became reportable on or before December 15, 1997.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the cash and noncash compensation for fiscal years 1997, 1996, and 1995 awarded to or earned by the Chief Executive
Officer:

                           SUMMARY COMPENSATION TABLE


                                            ANNUAL COMPENSATION            LONG-TERM
                                                          OTHER ANNUAL    COMPENSATION
                             FISCAL YEAR  SALARY   BONUS  COMPENSATION   AWARDS/OPTIONS
NAME AND PRINCIPAL POSITION     ENDED       ($)      ($)       ($)             (#)
---------------------------     -----    --------  -----  ------------   --------------
John P. Hupp, President(1)      1997      $87,500   none       none             0
                                1996      $75,000   none       none       250,000(3)
                                1995      $65,967   none       none         8,333(2)


(1) Mr. Hupp became President on June 16, 1995. Beginning June 15, 1993, as the Company's Director of Legal Affairs, Mr. Hupp began to receive a full-time salary of $5,000 per month. Effective June 16, 1995, upon assuming the position of President, his salary was increased to $6,250 per month. Effective January 1997, his salary was increased to $7,500 per month.

(2) Mr. Hupp was issued an option for the purchase of 8,333 shares (adjusted for stock split) on June 15 under terms of his employment agreement. These options were replaced under the new employment agreement dated September 30, 1996.

(3) Under the Amendment dated September 30, 1996 to the 1992 Stock Option Plan, Mr. Hupp was issued an option to purchase 250,000 shares. This amendment was approved by the shareholders at the 1996 Annual Meeting.


AGGREGATED OPTION EXERCISES: LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table summarizes for the named executive officers the number of stock options exercised during the fiscal year ended October 31, 1997, the aggregate dollar value realized upon exercise, the total number of unexercised options held at October 31, 1997 and the aggregate dollar value of in-the-money unexercised options held at October 31, 1997. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. Value of Unexercised In-the-Money Options at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on October 31, 1997 which was $2 per share.

  AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR-END OPTION VALUES


                                                 NUMBER OF            VALUE OF UNEXERCISED
                                           UNEXERCISED OPTIONS AT    IN-THE-MONEY OPTIONS AT
  NAME AND                                  OCTOBER 31, 1997 (#)       OCTOBER 31, 1997 ($)
  PRINCIPAL   SHARES ACQUIRED   VALUE       --------------------       --------------------
  POSITION      ON EXERCISE    REALIZED  EXERCISABLE UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
  --------      -----------    --------  ----------- -------------  ----------- -------------
John P. Hupp(1),   None          None       55,000      200,000       $39,000      $156,000
 President


(1) Includes 250,000 options granted under September 30, 1996 employment agreement.


EMPLOYMENT AGREEMENTS

         Mr. Hupp's original employment agreement dated June 1, 1995 was amended on September 30, 1996. The new employment agreement provides for compensation and standard employee benefits during the employment term, and a lump sum payment equal to 90 days salary if the Company without cause terminates the Agreement. Under terms of the Agreement, Mr. Hupp will devote his best efforts to the performance of his duties, and agrees to certain restrictions related to participation in activities felt to conflict with the best interests of the Company.

         In addition to cash compensation, Mr. Hupp's employment agreement also provides for an incentive stock option to purchase 250,000 shares of common stock of the Company, par value one cent per share at the option price of $1.22 per share. 50,000 shares are exercisable per year commencing September 30, 1997. The agreement also outlines the exercise of options upon termination of employment and death. The incentive stock options that were awarded as part of Mr. Hupp's previous employment agreement were cancelled.


COMPENSATION OF DIRECTORS

         No director who is also an employee of the Company received any separate compensation for services as a director.

         The non-employee directors of the Company include Messrs. Hauser and Schnobrich. During fiscal 1997 non-employee directors received no cash compensation for their services as a director or committee member. Mr. Schnobrich is an attorney with Hinshaw & Culbertson, which serves as counsel for the Company and which receives payment of legal fees for such services.

         On November 6, 1997, the Board of Directors adopted a new stock option plan for outside directors, superseding the then existing stock option plan. At the same time the Board, in exchange for the surrender of all stock options previously granted to the outside directors for their services as directors, granted to the each outside director stock options for the purchase of 15,000 shares of common stock at a price of $1.50 per share, with 13,750 of the options vested as of November 6, 1997, and 1,250 of the options to vest on December 31, 1997.

         It is the Company's intention to issue to each outside director an option for 5,000 shares of the Company's Common Stock under terms of the 1997 Outside Director's Stock Option Plan on election to the Board for the Company's 1998 annual meeting. The option will vest at 1,250 shares on the date of the grant and each quarter thereafter.

         Options granted under the 1997 Outside Directors Stock Option Plan are not intended to and do not qualify as incentive stock options as described in
Section 422 of the Internal Revenue Code.


                 RELATIONSHIP OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors selects the independent certified public accountants for the Company each year. The Board of Directors selected the firm of Deloitte & Touche LLP to audit the Company's consolidated financial statements for the fiscal year ended October 31, 1997.

         Representatives of Deloitte & Touche LLP will attend the Annual Meeting, may make a statement if they so desire, and will be available to respond to appropriate questions. If possible, such questions should be submitted in writing to the Company at least 10 days prior to the Annual Meeting, at 7300 Metro Blvd, Suite 550, Edina, Minnesota 55439, Attention: Mr. John P. Hupp, President.

         On December 23, 1997, the Board of Directors dismissed the firm of Lurie, Besikof, Lapidus & Co., LLP (hereinafter "Lurie, Besikof") as the independent accountant to audit the Company's financial statements. Lurie, Besikof's report on the financial statements for the past year does not contain an adverse opinion or disclaimer of opinion, and is not modified as to uncertainty, audit scope, or accounting principles. In connection with its audit for the most recent fiscal years and through December 23, 1997, there have been no disagreements with Lurie, Besikof on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Lurie,

Besikof would have caused them to make reference thereto in their report on the financial statements for such years.

         On December 23, 1997, Deloitte & Touche LLP was appointed as the Company's new independent accountant to audit the Company's financial statements. During the two most recent fiscal years and through December 23, 1997, the Company has not, prior to engaging the new accountant, consulted the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or regarding the type of audit opinion that might be rendered on the Company's financial statements.


                                 OTHER BUSINESS

         Management knows of no other matters that will be presented for consideration at the meeting. If any other matter properly comes before the meeting, proxies will be voted in accordance with the best judgment of the person or persons acting under them.


                        PROPOSALS FOR 1999 ANNUAL MEETING

         Shareholders who intend to submit proposals for inclusion in the Company's 1999 Proxy Statement and Proxy for shareholder action at the 1999 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than December 5, 1998.

                                           By Order of the Board of Directors

                                           /s/ LeAnn H. Davis

                                           LeAnn H. Davis
                                           CHIEF FINANCIAL OFFICER AND SECRETARY
March 17, 1998

                       DEVELOPED TECHNOLOGY RESOURCE, INC.

                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 14, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints John P. Hupp or his appointee as proxy of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Developed Technology Resource, Inc., to be held at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota 55402 at 3:30 p.m. CST on Tuesday, April 14, 1998, and at any adjournments thereof, and to vote all shares of stock of said Company standing in the name of the undersigned, as designated below, with all the powers which the undersigned would possess if personally at such meetings.

1. Election of Directors duly nominated: Peter L. Hauser, John P. Hupp, and Roger W. Schnobrich.

        [ ] FOR     [ ] WITHHELD FOR ALL     [ ] WITHHELD FOR THE FOLLOWING ONLY

                   (Write the nominee's name in space below):

--------------------------------------------------------------------------------

2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year.


        [ ] FOR     [ ] AGAINST

--------------------------------------------------------------------------------

3. The authority to vote, in their discretion, on all other business that may properly come before the meeting.

        [ ] GRANTED    [ ] WITHHELD


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE GIVEN FOR VOTING ON THE MATTERS ABOVE, THIS PROXY WILL BE VOTED FOR item 1, electing all duly nominated Directors as listed, voted FOR item 2, approving the amendment, and GRANTED for item 3, granting the Directors authority to vote in their discretion on all other business coming before the meeting. Shareholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire. The undersigned has received the proxy statement dated March 14, 1998.


Dated ________, 1998  __________________________      __________________________
                                       Signature                      Print Name

Dated ________, 1998  __________________________      __________________________
                                       Signature                      Print Name

         Please sign exactly as name(s) appear(s) on this Proxy. If shares are registered in more than one name, the signatures of all persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating their title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in partnership name by authorized person.

            Please check as appropriate:
            [ ]  I DO plan on attending the Annual Meeting of Shareholders.
            [ ]  I DO NOT plan on attending the Annual Meeting of Shareholders.

                                    PLEASE SIGN, DATE AND RETURN THIS PROXY
                                    PROMPTLY NO POSTAGE IS REQUIRED IF RETURNED
                                    IN THE ENCLOSED ENVELOPE. THIS PROXY MAY
                                    ALSO BE RETURNED VIA FACSIMILE TO